Florida East Coast Industries

February 2004

Florida East Coast Industries

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. These statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” “may”, and other expressions that indicate future events and trends. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Such forward-looking statements may include, without limitation, statements that the Company does not expect that lawsuits, environmental costs, commitments, including future contractual obligations, contingent liabilities, completing negotiations that result in the ending of the 30-year ground lease in a manner satisfactory to both parties, financing availability, labor negotiations or other matters will have a material adverse effect on its consolidated financial condition, statements concerning future capital needs and sources of such capital funding, statements concerning future intentions with respect to the payment of dividends, execution of a share repurchase program and other potential capital distributions, number of shares to be repurchased, availability of cash to fund the stock repurchase, future growth potential of the Company’s lines of business, performance of the Company’s product offerings, other similar expressions concerning matters that are not historical facts, and projections relating to the Company’s financial results. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward- looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic conditions (particularly in the state of Florida, the southeast US and the Caribbean) as they relate to economically sensitive products in freight service and building rental activities; ability to manage through economic recessions or downturns in customer’s business cycles; industry competition; possible future changes in the Company’s structure, lines of business, business and investment strategies, and related implementation; legislative or regulatory changes; technological changes; volatility of fuel prices (including volatility caused by military actions); changes in depreciation rates resulting from future railway right-of-way and equipment life studies; the ability of the Company to complete its financing plans, settle future contractual obligations as estimated in time and amount (including a satisfactory ending of the 30-year ground lease with Broward County) and conclude labor negotiations in a satisfactory way; changes in insurance markets, including increases in insurance premiums and deductibles; the availability and costs of attracting and retaining qualified independent third party contractors; liability for environmental remediation and changes in environmental laws and regulations; the ultimate outcome of environmental investigations or proceedings and other types of claims and litigation; natural events such as weather conditions, floods, earthquakes and forest fires; discretionary government decisions affecting the use of land and delays resulting from weather conditions and other natural occurrences that may affect construction or cause damage to assets; the ability of the buyers to terminate contracts to purchase real estate from the Company prior to the expiration of inspection periods; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; costs and availability of land and construction materials; buyers’ ability to close transactions; the Company’s future taxable income and other factors that may affect the availability and timing of utilization of the Company’s deferred tax assets; uncertainties, changes or litigation related to tax laws, regulations and the application thereof that could limit the tax benefits of the EPIK sale or of other possible transactions involving the Company; ability of the Company to execute and complete a share repurchase program; the Company’s ability to pay dividends, repurchase shares or to make other distributions to shareholders; and other risks inherent in the real estate and other businesses of the Company.

Further information on these and other risk factors is included in the Company’s filings with Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

The History of

Florida East Coast Industries

1883

Henry Flagler began assembling a railroad starting in Jacksonville and going down Florida’s east coast. Flagler bought or acquired, through government land grants, large tracts of land in close proximity to the railroad and over time, built a sizable real estate portfolio, which would eventually serve as sites for several future cities in Florida.

1889

Railroad reached Daytona Beach.

1890

Railroad reached Fort Lauderdale.

1896

Railroad spanned 351 miles reaching Miami.

1912-1935

Railroad reached Key West until hurricane destroyed sea causeway.

1961

St. Joe Company acquired 54% ownership in Florida East Coast Railway and continued strategy of land acquisitions.

1985

Florida East Coast Industries (FECI) established separate real estate company, Gran Central Corporation, now Flagler Development.

2000

FECI completed tax-free spin-off from St. Joe Company.

2003

FECI completed the reclassification of Class A and Class B common stock into a single class.

Florida East Coast Industries

A Florida Railroad and Real Estate Company

RAILROAD

Florida East Coast Railway, L.L.C.

(“FECR”)

Regional freight railroad that operates 351 miles of main line track with the most direct route from Jacksonville to Miami and provides intermodal drayage services in the Southeast U.S.

REAL ESTATE

Flagler Development Company (“FLAGLER”)

Real estate development company that develops, owns manages, leases, acquires and sells commercial and industrial properties located in Florida, primarily Jacksonville, Orlando and Miami

What We Accomplished in 2003

Improved operating results at both Railway and Flagler

Railway

Full year freight revenues increased 3% to $167.1 million

Carload revenues increased 4% and intermodal revenues increased 2%

Full year railway segment operating profit before depreciation increased 5% to a record $62.6 million

Flagler property operations

Full year rental and services revenues increased 6% to $64.3 million

Rental properties’ operating profit before depreciation and amortization expense* increased 3% to $40.5 million

2002 2003 Third 2003

Occupancy Rates Year End Quarter Year End

Overall 84% 86% 88%

Same Store 86% 87% 89%

What We Accomplished in 2003

Flagler property operations (continued)

Leasing activity—renewed 1.1 million square feet, including 580,000 sq. ft. of leases expected to rollover in 2004 and 2005 (353,000 sq. ft. in 2004 and 229,000 sq. ft. in 2005); executed 902,000 sq. ft. of new leases, of which 63,000 sq. ft. was not occupied at end of 2003

Flagler business and industrial parks

Orlando portfolio

FMU (Florida Metropolitan University), a 60,000 sq. ft. build-to-suit was completed

Jacksonville portfolio

Flagler Center in Jacksonville made significant progress; major construction completed on I-95 Interchange and secured Baptist Hospital and Citicorp as anchor tenants Deerwood North Building 3, a 4-story, 113,000 sq. ft. office building with Main Street America Group as anchor tenant was completed in January 2004

South Florida portfolio

Purchased Duke Realty’s 50% interest in three commercial buildings in Flagler Station totaling 540,000 sq. ft.            , as well as a 60,000 sq. ft. office building in Jacksonville

What We Accomplished in 2003

Flagler and Railway realty sales totaled $124.2 million

Flagler Center, Jacksonville

Sold 32 acres to Baptist Hospital for $9.5 million in March 2003

Sold 78 acres to Citicorp Credit Services, Inc. for $14.4 million in September 2003

SouthPark, Orlando

Sold 133,000 square foot building to Walgreens Healthcare Plus, Inc. for $11.5 million in November 2003

Other

Sold 226 acres to Wal-Mart for $5.6 million in June 2003

Sold Duke Flagler’s 50% interest in three office buildings located in Weston, Florida for $22.3 million in July 2003

Sold 7 acre Miami River property for $18.0 million in November 2003

Sold 2,168 acre Ball Tract for $22.1 million in December 2003

What We Accomplished in 2003

Capital structure events

Distributed $55 million to shareholders through $1.50 cash per share special dividend

Simplified capital structure—combined class A and B shares

Initiated $75 million share repurchase program

Increased quarterly dividend 60%

FLA Stock Performance

since 12/31/2002 versus S&P 500 Index

FLA’s total return of 50.5% vs. S&P 500’s total return of 28.68% since December 31, 2002

Key Investment Points

Strong competitive advantages in core transportation and real estate businesses

Hold diverse assets that cannot be duplicated today

Regional benefits

Florida’s population is growing at twice the national average

Established understanding of flow of goods, infrastructure and economic development activities in the Southeast market

Current management has improved Railway profits and driven Realty growth

FECR is the second most profitable publicly traded railroad in North America

Management is monetizing realty

Non-strategic realty

Developed land within the Parks

Other opportunistic realty sales

Currently, approximately $139 million of realty on the market and under contract for sale

Strong balance sheet provides immediate access to inexpensive capital

Florida’s Growth Comparisons

Population        % Growth Rate

0.9%

2.2%

1998-2002

0.8%

1.7%

2003-2010

Employment        % Growth Rate

1.5%

2.5%

1998-2002

1.0%

2.1%

2003-2010

Florida is the nation’s 4th most populous state

Over 800 people a day move to Florida

Florida has the 4th largest labor force

Florida’s average cost of labor is 14% lower than the national average

Florida has the 4th largest Gross State Product, making it the 8th largest economy in the western hemisphere, and the 15th largest economy in the world

Florida is the 8th largest producer of exported goods

Florida has the 4th highest number of business establishments

Transportation

FECR’s Transportation Reach

Drayage Operations Sea Port Hurricane Train FECR

ATLANTA

JACKSONVILLE

Port of Palm Beach

Ft. Lauderdale

Port of Miami

FECR Competitive Advantages

Over 100 years of regional understanding and expertise

Exclusive rail service provider for Port of Palm Beach, Port Everglades and Port of Miami

Favorable labor agreements

Excellent physical plant; Class IV

Scheduled trains Ongoing expense management

Customer service oriented

Strong focus on safety

Early adapter of technological advances, for example, remote control locomotives

Experienced, innovative management

Multiple interchange partners

Florida is a consuming state with 60% of goods moving north to south—creates imbalanced lane providing a cost advantage to rail transportation

Major Commodity Detail

Commodities – Units

2003

10%

Other

28%

Aggregate

57%

Intermodal

5%

Vehicles & Equipment

Commodities – Revenues

2003

Other

19%

Aggregate

33%

Intermodal

37%

Vehicles & Equipment

11%

FECR Moves Approximately 230,000 Automobiles and over 120,000 Carloads of Aggregate each Year*

Miami International Airport

Intermodal Facility

Auto Ramp Facility

Aggregate Facility

FECR’s Hialeah Rail Yard

*Based on 2003 results

FECR Customers are Household Names

CARLOAD CUSTOMERS

INTERMODAL CUSTOMERS

FECR Growth Strategy: Carload and Intermodal

Acquire new business by providing the Railway’s superior customer service, scheduled trains and cost saving solutions

TROPICANA, A CARLOAD CUSTOMER STARTING IN JULY 2001. IN 2003, FECR MOVED 3,800 RAILCARS CARRYING CHILLED JUICE PRODUCTS FROM TROPICANA’S FORT PIERCE PROCESSING PLANT TO OHIO AND NEW JERSEY WITHIN 48 HOURS. TROPICANA EXPECTS SAVINGS OF APPROXIMATELY $2 MILLION PER YEAR.

Provide traditional and non-traditional solutions to meet full needs of customers

TARMAC AMERICA AND RINKER MATERIALS – BOTH LONGSTANDING CUSTOMERS OF FECR, MOVING OVER 109,000 CARLOADS OF CRUSHED STONE PER YEAR ON THE RAILWAY. TARMAC AND RINKER LOOK TO FECR AS A STRATEGIC PARTNER, EXPLORING UNIQUE WAYS TO REDUCE OPERATIONAL AND TRANSPORTATION COSTS TO REMAIN COMPETITIVE.

FECR Growth Strategy: Intermodal

Expand reach to new business customers from Atlanta by the Hurricane Train established in August 2001, providing over 10,000 loads to the Railway in 2003

Increase strategic relationships with LTL and TL motor carriers, and retail shippers

Continue to develop strategic initiatives with CSX            , NS and the western Class 1 roads

UPS: THE RAILWAY MOVES APPROXIMATELY 20,000 TRAILERS FOR UPS, A RAIL CUSTOMER FOR OVER 10 YEARS. THE RAILWAY WAS RECOGNIZED FOR PROVIDING A FULL YEAR OF FAILURE FREE SERVICE IN 2002, A RECORD AMONG ALL TRANSPORTATION COMPANIES SERVING UPS.

PEPSI BOTTLING GROUP, A NEW INTERMODAL CUSTOMER TO THE RAIL, IDENTIFIED COST SAVINGS OPPORTUNITIES BY CLOSING A BOTTLING PLANT IN MIAMI AND RELIABLY MOVING PEPSI PRODUCTS FROM THE EXISTING JACKSONVILLE BOTTLING PLANT TO THE SOUTH FLORIDA MARKET.

FECR’s Operating Ratio is the Second Best of Publicly Traded Railroads in North America

73.5%

85.2%

2000

74.3%

80.0%

2001

74.7%*

80.7%

2002

76.3%*

81.2%

2003

FECR

Class I RRs

*2002 and 2003 include 2 months and 12 months of drayage, respectively

Railway Segment Revenue and Operating Profit

(in millions)

$164.8 $43.7

2000

$160.7 $41.3

2001

$166.8 $42.1

2002

$181.1 $43.0

2003

Carload Revenue Intermodal Revenue

Other Revenue Drayage Revenue

Railway Segment Operating Profit

2004 Rail Revenue and Operating Profit growth expected in low single digits versus 2003

2004 Outlook

FECR Legal Entity EBITDA* is Running above $72M (before land sales) Reflecting Right-of-Way Income

(in millions)

$74.4

2000

$71.7

2001

$111.7

2002

$100.2

2003

Railway Segment Operating Profit

Depreciation

Operating Profit/Other Income from Passive Fiber, Rail Property Rents, Pipe & Wire, Signboards & Other

Other One-time Items Related to Rail

Gain on Land Sales

Looking Forward . .. .

Outlook for 2004 and Assumptions

Revenue and operating profit growth in low single digits

Revenue growth drivers

Aggregate—new business from existing customers as Florida continues to grow

Foodstuffs—new business from new and existing customers

Intermodal—growth from improving economy, new management and Florida’s imbalanced lane

Focus on expense management, productivity improvements and safety

Capital expenditures expected to range between $30 and $33 million before any purchases for future Railway customers

2003 Fuel Pricing

Before Hedge After Hedge

2004 Hedging Activity

Hedge        % Avg Hedge Price

The Company has purchased forward 34% of its estimated 2004 consumption at $0.757 per gallon

Rail Corridor Opportunity

The FECR corridor has the long-term potential to provide passenger train service in South Florida

In October 2002, Tri-Rail commissioned consultants to provide a report outlining a process to acquire the FECR corridor

Regional Transportation Authority created by Florida legislature in 2003

Palm Beach County, Broward County and Metro-Dade are exploring transit alternatives

Sample of corridor values (purchases of right-of-way)

In 1988, CSX Corp. sold its 80-mile Miami-West Palm Beach corridor to the State of Florida for $264 million (Journal of Commerce, 5-19-88)

In 1990, Southern Pacific sold to the LA County Transportation Commission 245 miles of rights-of-way, and 190 acres of adjacent land parcels for $450 million (L.A. Times, 10-16-90)

In 1994, Southern Pacific closed the sale of its 20-mile rail line known as the Alameda Corridor to the Ports of Los Angeles and Long Beach for $235 million (Business Wire, 12-29-94)

Flagler Development Company

duPont Office Building in Jacksonville, Florida

Flagler Properties are Located in Florida’s Growing Markets

DEERWOOD SOUTH JACKSONVILLE

FLAGLER STATION MIAMI

SOUTHPARK CENTER Orlando

FLAGLER CENTER JACKSONVILLE

Flagler Competitive Advantages

Strong, experienced management

Established franchise of office and industrial properties

Owns, leases and manages 6.9 million square feet of office and industrial space

Owns 59 buildings in eight office/industrial parks

Developed over 3.4 million square feet since 1998

Majority of portfolio built in the 1990s

Award-winning properties in multiple markets

Expertise in both stable and growing markets

Quality land bank with building entitlements

Approximately 855 acres of entitled land reduces time to market with ability to build 13.9 million square feet

In addition, over 2,600 acres of undeveloped land, of which approximately 1,000 acres are on the market or under contract

Access to inexpensive capital (via FECI) to bridge to more permanent financing

Flagler has Exceptional Assets in Florida’s Strongest Markets

JACKSONVILLE

Flagler Center

Deerwood North

Deerwood South

Gran Park at The Avenues

duPont Center

The Office Centre at Southpoint

ORLANDO

SouthPark Center

FT. LAUDERDALE

Flagler Plaza

MIAMI

Flagler Station Business Park

Land Portfolio

Approx. 2,600 Acres (excl. FECR land)

Entitlements

855 Acres / 13.9 Mil Sq. Ft.

Building Portfolio

(12/31/03)

Existing Under Total

Development

Jacksonville 2,496,464 113,000 2, 609,464

Orlando 702,387 - 702,387

Miami 3,305,771 230,000 3,535,771

Total(s) 6,504,622 343,000 6,847,622

This chart excludes additional 704,977 sq. ft. of property in pre-development stage. Also, excludes FMU building which is on the market for sale and has been classified as discontinued.

Flagler Growth

“Demand driven” development in growth markets

Park infrastructure in place, ready to accommodate future demand

Focus on pre-leasing and build-to-suits

• Ryder World Headquarters 240,000 s.f. build-to-suit; expected completion in early 2005

• Corinthian Colleges (FMU), Inc. 60,000 s.f. build-to-suit; completed in September 2003

• Deerwood North Building 3, a 4-story, 113,000 sq. ft. office building, was pre-leased (60%) to Main Street America Group; completed in January 2004

High occupancy and market demand support 2004 building starts

• SouthPark Center II, a new 137,000 sq. ft. office building; expected completion in late 2004

• Flagler Center, a new 114,000 sq. ft. office building; expected completion in early 2005

Value creation

Entitlement process

Infrastructure development

Buildings

Opportunistic sales of realty

Quality land bank with building entitlements in place

Capital flexibility

Non-recourse financing

Access to inexpensive bridge financing

Manage capital expenditures against market opportunity

Flagler has a Diversified Tenant Base

- **Flagler leases to a variety of industries, including financial services, distribution, hospitality services and import/export**

- Chase Manhattan Mortgage
- CHEP USA
- Fairfield Resorts
- Continental Assurance Company
- Lockheed Martin
- ABN-AMRO Mortgage Group
- Marriott Vacation Club
- Lexmark
- CIT Group
- Nemours Foundation
- USF Worldwide
- Avaya
- IBM
- Ryder
- Mercedes-Benz USA
- OfficeMax, Inc.
- FedEx Ground
- Arizona Chemical
- Nuvell Financial

Tenants by Industry Group - % of Revenue



Communications
Computer Services
Wholesaler
Contractor
Transportation/Delivery
Storage Facility
Corporate Support Services
Sales & Services
Restaurant
Real Estate Services
Distribution Services
Professional/Consulting Firm
Other
Medical Technology
Medical Sales & Service
Light Manufacturing
Financial/Banking Services
Insurance
Import/Export
Hospitality Services
Garment
Freight Forwarder

31

Key Financial Metrics for Flagler*

Rental and Services Revenue

(in millions) $53.1

2000 $59.7

2001 $60.5

2002 $64.3

2003

2004 expected in range of $68 to $70 million

2004 Outlook

Rental Properties’ Operating Profit Before D&A**

(in millions)

$35.5

2000

$39.5

2001

$39.2

2002

$40.5

2003

2004 expected in range of $43 to $45 million

2004 Outlook

Capital Expenditures

(in millions)

$62.0

2000

$56.8

2001

$26.7

2002

$74.7

2003

2004 expected in range of $75 to $85 million

2004 Outlook

Overall Occupancy (%)

85 91 92 93

2000

95 94 91 93

2001

84 84 82 84

2002

86 8786 88

2003

* All data on this page reflects continuing operations ** A reconciliation to the most comparable GAAP measure is provided on page 41

Creating Value at Flagler Station

Phase I – Flagler Station I ; Phase II – Flagler Station II Phase III – Section 31 ; Phase IV – Section 8 (under contract)

Before

Land holdings purchased in the 1970s

Located northwest of Miami International Airport

Rail access

Currently

Interchange built to provide access to the Florida Turnpike

30 Buildings, 3.3 million sq. ft., developed with 121 tenants

Offers warehouse, office and some retail space

Future

240,000 sq. ft. build-to-suit for Ryder’s World Headquarters underway

Entitlements for an additional 3.4 million square feet available for future development, doubling the existing square footage

Section 8, a 465 acre land parcel, under contract for $80 million

Value Creation at Flagler Center Located in Jacksonville

Currently

Located in Jacksonville’s highest growth area

937-acre property acquired in the 1960s

770,000 sq. ft. currently developed in 7 buildings

In the Future

Interchange in progress to provide I-95 direct access to the park, completion expected in spring 2004

Sold 32 acres for $9.5 million to Baptist Hospital for the construction of a hospital and physician office building in the park; expected completion in late 2004

Sold 78 developable acres with an option for additional acres to Citicorp Credit Services for the construction of an office and production center in the park; expected completion in early 2005

335 developable acres with entitlements for an additional 4.2 million sq. ft. remaining for future development

A new 114,000 sq. ft. office building in Flagler Center

Looking Forward . .. .

Outlook for Flagler 2004(1)

Rental and services revenues are expected to range between $68 and $70 million, an increase of 6% to 9% over 2003

Rental properties’ operating profit before depreciation and amortization* is expected to range between $43 and $45 million, an increase of 6% to 11% over 2003

Capital expenditures are expected to range between $75 and $85 million

Improved occupancy at its parks

(1)The Company’s expectations for Flagler’s 2004 results may change if Flagler sells finished buildings in 2004, which it has done opportunistically in prior years.

* A reconciliation to the most comparable GAAP measure is provided on page 41

Realty Disposition Strategy

BALL TRACT (2,168 acres)

Sold in December, 2003 for $22.1 million

Flagler Station – Section 8 (465 acres)

Under Contract for $80.0 million

Realty and Land Disposition Strategy

Realty and Land Sales

(in millions)

$17.6

2000

$22.5

2001

$88.8

2002

$124.2

2003

2004 expected in range of $105 to $115 million

2004 Outlook

Railway Surplus Land Sales Flagler Land Sales

Flagler Developed Property Sales

The Railway and Flagler have properties listed for sale at asking prices totaling approximately $51 million and realty under contract totaling approximately $88 million.

FECR Property Locations

FECR / FLAGLER Property Locations FLAGLER Property Locations

Flagler's 2004 Capital Expenditure $75 - $85M

2004 Capital Expenditures include:

- New building construction
  - A build-to-suit for Ryder's World Headquarters in Flagler Station
  - A new 137,000 sq. ft. office building in SouthPark II
  - A new 114,000 sq. ft. office building in Flagler Center
- Continue to enhance parks by providing key infrastructure
  - Flagler Center, including the completion of I-95 Interchange that will provide direct access to the Park
  - SouthPark II in Orlando
- Existing operating properties: tenant improvements and maintenance capital expenditures



(in millions)
100
90
80
70
60
50
40
30
20
10
0
$62.0
$56.8
$26.7
$74.7
$75-$85
2000
2001
2002
2003
2004 Outlook
Existing Operating Properties
Acquisition
Infrastructure
New Building Construction

38

Florida East Coast Industries Has a Strong Balance Sheet

(in millions of dollars)

December 31, 2003 December 31, 2002

Assets

Cash and cash equivalents $ 125.1 83.9

Other current assets* 46.5 121.2

Properties, less accumulated depreciation 814.7 795.7

Other assets and deferred charges 22.1 50.4

Total assets $ 1,008.4 1,051.2

Liabilities and shareholders’ equity

Short-term debt $ 2.8 2.6

Other current liabilities 64.0 47.8

Deferred income taxes* 135.5 122.1

Long-term debt 238.3 294.1

Accrued casualty, deferred revenue and other long-term liabilities 9.7 11.3

Shareholders’ equity 558.1 573.3

Total liabilities and shareholders’ equity $1,008.4 1,051.2

*The Company received a $74.6M tax refund in April 2003. In addition, a Federal NOL carry forward of $74.5M (pre-tax) was available for 2003.

Florida East Coast Industries

Unlocking the Value

Success in gaining new customers

Providing superior customer service

Cost advantage compared to truck transportation

Strong customer base

Railway franchise

Right-of-way income

Highly profitable, with strong cash flow to support realty growth

Surplus land on the market and under contract

High quality land bank with building entitlements

Access to inexpensive capital

59 owned buildings in eight office/industrial parks located in Florida’s growth markets

Strong reputation, seasoned management

Realty on the market and under contract

Adding entitlements to existing land

Developing entitled lands, providing infrastructure and access

Selling realty on the market and under contract

Potential to realize corridor value

Realizing ancillary rail revenue

Eliminated dual-class equity structure

Increased dividends by 60% in the second quarter of 2003

Announced share repurchase program

Paid special dividend to shareholders

Reconciliation of Non-GAAP to GAAP Measures

(in millions)

Railway Segment’s operating profit $43.7 $41.3 $42.1 $43.0

Railway Segment’s - depreciation 14.8 16.4 17.8 19.6

expense

Railway Segment’s operating profit $58.5 $57.7 $59.9 $62.6

before depreciation

Total FECR legal entity net income $36.9 $34.2 $57.7 $49.6

Depreciation expense 15.1 16.6 17.9 19.7

Interest (income) expense 0.3 (0.4) 0.0 (0.2)

Income tax expense 22.1 21.3 36.1 31.1

Total FECR legal entity EBITDA $74.4 $71.7 $111.7 $100.2

Flaler’s rental properties’ operating $18.4* $19.5* $18.4* $18.0* $18-20*

profit

Rental properties’ D&A expenses 17.1* 20.0* 20.8* 22.5* 25.0*

Rental properties’ operating profit $35.5* $39.5* $39.2* $40.5* $43-$45*

before D&A expense

*Data reflects continuing operations